UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 11, 2021

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, Indiana  47202-3005
(Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sections 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2021, Cummins Inc. (the “Company”) issued a press release announcing that Tony L. Satterthwaite, age 60, the Company’s President and Chief Operating Officer since 2019, will become the Company’s Vice Chairman, effective March 1, 2021. Prior to 2019, Mr. Satterthwaite served as the Company’s Vice President and President – Distribution Business from 2015 to 2019 and as the Company’s Vice President and President – Power Generation from 2008 to 2015.

In connection with his appointment as Vice Chairman, Mr. Satterthwaite will receive a performance-based restricted stock unit grant having a $3,000,000 target value effective as of March 1, 2021. The grant will be subject to ratable vesting over three years, contingent on the achievement of predetermined performance objectives. No other changes are expected to be made to Mr. Satterthwaite’s compensation in connection with his appointment.

Jennifer Rumsey, age 47, the Company’s Vice President and President – Components Group since 2019, will succeed Mr. Satterthwaite and become the Company’s President and Chief Operating Officer, effective March 1, 2021. Prior to 2019, Ms. Rumsey served as the Company’s Vice President – Chief Technical Officer from 2015 to 2019 and as the Company’s Vice President – Engineering, Engine Business from 2014 to 2015.

In connection with her appointment, Ms. Rumsey’s base salary will be increased to $740,000 and her target annual bonus will be increased to 95% of base salary, in each case effective March 1, 2021. In connection with her appointment, Ms. Rumsey will receive an additional long-term incentive award to reflect her additional responsibilities. The award will include performance cash, performance shares and stock options and will be consistent with the Company’s long-term incentive compensation and methodology described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2020. Additional details of the award will be disclosed in the Company’s Definitive Proxy Statement on Schedule 14A relating to the Company’s 2022 annual meeting to the extent required by applicable regulations.

Item 7.01 Regulation FD Disclosure.

On February 11, 2021, the Company issued a press release announcing the appointments of Mr. Satterthwaite and Ms. Rumsey. A copy of the press release is furnished herewith as Exhibit 99 and incorporated herein by reference.

Item 9.01.    Financial Statement and Exhibits.

(d)    Exhibits. - The exhibits below are filed herewith:

Exhibit Index

Exhibit No.	Description
Exhibit 99	Press Release dated February 11, 2021.
Exhibit 104	Cover Page Interactive Data File (the cover page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2021

CUMMINS INC.
/s/ SHARON R. BARNER
Sharon R. Barner Vice President - General Counsel and Corporate Secretary